Exhibit 3b

                           AMENDED AND RESTATED BYLAWS
                                       OF
                               ATRION CORPORATION


                                   ARTICLE ONE

                              STOCKHOLDERS MEETINGS

1.01. Fixing Record Date.

(a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the date next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the date on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the date on which the Board of Directors adopts the resolution relating thereto.

1.02. Place of Meetings. All annual and special meetings of the stockholders shall be held at such place, either within or without the State of Delaware, as may be designated by the Board of Directors. In the absence of such designation, such meetings shall be held at the principal office of the Corporation in the State of Alabama.

1.03. Time of Annual Meetings; Business Transacted. The annual meeting of the stockholders shall be held at such time as may be specified by resolution by the Board of Directors. At such annual meetings, directors shall be elected, reports of the affairs of the Corporation shall be considered, and such other business as may properly come before the meeting may be transacted.

1.04. Persons Entitled to Call Special Meetings; Business Transacted. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, shall be called in accordance with the Certificate of Incorporation. Only such business shall be conducted at special meetings of stockholders as shall have specified in the Corporation's notice of meeting as set forth in Section 1.07 of these Bylaws.

1.05. Notice of Annual or Special Meetings. The Secretary or Assistant Secretary shall cause written notice of each annual or special meeting to be given before the date of the meeting either personally or by mail, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to have been given when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.


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Unless the  Certificate  of  Incorporation  otherwise  provides,  any previously scheduled meeting of the stockholders may be postponed and any special meeting of the stockholders may be canceled, by resolution of the Board of Directors upon public notice given prior to the date previously scheduled for such meeting of stockholders.

1.06. Time of Notice. Unless a different period is prescribed by law, notice of any meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting.

1.07. Contents of Notice. Notice of any meeting of stockholders shall state the place, day and hour of the meeting. In the case of a special meeting, such notice shall also state the purpose or purposes for which the meeting is called.

1.08. Quorum and Required Vote.

(a) Quorum of Stockholders. A majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. If a quorum is present, in all matters other than the election of directors the affirmative vote of a majority of the shares represented at the meeting shall be the act of the stockholders, unless the vote of a greater number on the matter being voted upon is required by statute, the Certificate of Incorporation, or these Bylaws. Directors shall be elected by a plurality of the shares represented at the meeting and entitled to vote on the election of directors. Shares shall not be counted to make up a quorum for a meeting if voting of them at the meeting has been enjoined or for any reason they cannot be lawfully voted at the meeting.

(b) Adjournment. Any meeting of stockholders may be adjourned from time to time, whether or not there is a quorum, by the Chairman or the vote of a majority of the shares. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty
(30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of such number of stockholders as to result in their being present less than a quorum.

1.09. List of Stockholders Entitled to Vote. The Secretary shall make, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept either at a place within the city where the meeting is to be held, which place shall be specified in the notice, or, if not specified, at the place where the meeting is to be held, and shall be open to examination by any stockholder at any time during usual business hours for any purpose germane to the meeting. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting. The stock ledger shall be prima facie evidence as to who are the stockholders entitled to examine the stock ledger or such list or to vote at any meeting of stockholders.

1.10. Voting. Subject to the provisions of the Certificate of Incorporation or of law, every holder of common stock of the Corporation which is entitled to vote shall be entitled to one vote for each share of such stock registered in the name of such stockholder upon the books of the Corporation.

1.11. Voting by Voice and Ballot. Voting by stockholders in elections for directors shall be by ballot, and voting as to all other matters shall be by voice or by ballot as directed by the Chairman of the meeting.


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1.12. Voting of Shares by Certain Holders.  The rights of persons in whose names shares stand on the stock records of the Corporation to vote or execute consents is subject to the following provisions:

(a) No Voting of Treasury Shares. Neither treasury shares nor shares held by another corporation if a majority of the shares entitled to vote for the election of directors of such other corporation is held by the Corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time.

(b) Voting of Shares Standing in the Name of Another Corporation. Except as otherwise provided in this Section 1.12, shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the bylaws of such corporation may prescribe or, in the absence of such provision, as the board of directors of such corporation may determine.

(c) Voting of Shares Held by Administrator, Executor, Guardian, Conservator or Trustee. Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name and no corporate trustee shall be entitled to vote for the election of directors shares held by it solely in a fiduciary capacity if such shares are shares issued by the corporate trustee itself.

(d) Voting of Shares Standing in the Name of, Held by or Under the Control of a Receiver. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

(e) Voting of Shares by Pledgee. A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

1.13. Inspectors of Elections.

(a) Appointment of Inspectors of Elections. In advance of any meeting of stockholders, the Board of Directors shall appoint one (1) or more inspectors of elections to act at such meeting or any adjournment thereof. If an inspector of elections be not so appointed, the Chairman of any such meeting shall make such appointment at the meeting. The number of inspectors shall be determined by the Board of Directors if it makes the appointment in advance of the meeting or by the Chairman if he makes the appointment at the meeting. The inspectors of elections may be officers or employees of the Corporation or any subsidiaries of the Corporation or such other persons as may be selected as hereinabove provided; provided, however, that no inspector shall be a candidate for election as a director. In case any person appointed as an inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment made by the Board of Directors in advance of the convening of the meeting or at the meeting by the person or officer acting as Chairman. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

(b) Duties of Inspectors. The inspectors of elections shall (i) ascertain the number of shares outstanding and the voting rights of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity, and effect of proxies and ballots; (ii) determine all challenges and questions in any way arising in connection with the vote; (iii) count and tabulate all votes and ballots; (iv) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots; and (v) perform such other acts as may be proper to conduct the election or vote with fairness to all stockholders. The decision, act, or certificate of a majority of the inspectors shall be effective in all respects as the decision, act, or certificate of all.


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(c) Report of  Inspectors.  On request of the  Chairman of the  meeting,  or his proxy, the inspectors shall make a report in writing of any challenge or question or matter determined by them, and shall execute a certificate of any fact found by them.

1.14. Conduct of Stockholders Meetings. Stockholders meetings shall be presided over by the Chairman of the Board, or, in his absence, by the President of the Corporation. The Secretary of the Corporation, or, in his absence, an Assistant Secretary, or, if no such officer is present, a person designated by the Chairman, shall act as Secretary of the meeting. The precedence of, and procedure on, motions and other procedural matters at such meetings shall be as determined by the Chairman, in his sole discretion, provided that he acts in a manner not inconsistent with law, with the Certificate of Incorporation, or with these Bylaws. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

1.15. Notification of Stockholder Business.

(a) The provisions of this Section 1.15(a) shall apply with respect to annual meetings of stockholders up to and including the annual meeting held in 2002 but shall not apply thereafter. All business properly brought before an annual meeting of stockholders shall be transacted at such meeting. Business shall be deemed properly brought only if it is (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors,
(ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors or (iii) brought before the meeting by a stockholder of record entitled to vote at such meeting if written notice of such stockholder's intent to bring such business before such meeting is delivered to, or mailed, postage prepaid, and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting and the 10th day following the issuance by the Corporation of a press release announcing the meeting date. In no event shall any press release announcing an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. For the purpose of the annual meeting of stockholders to be held in 1997, the first anniversary of the preceding year's annual meeting shall be the first anniversary of the 1996 annual meeting of shareholders of AlaTenn Resources, Inc. Each notice given by such stockholder shall set forth: (A) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (B) the name and address of the stockholder who intends to propose such business; (C) a representation that the stockholder is a holder of record of shares of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to propose such business; (D) any material interest of the stockholder in such business; and (E) as to the stockholder giving the notice and the beneficial owner, if any, or whose behalf the proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner. The Chairman of the meeting may refuse to transact any business at any meeting presented without compliance with the foregoing procedure.

(b) The provisions of this Section 1.15(b) shall apply with respect to the annual meetings of stockholders held in 2003 and thereafter. Only such business as shall have been properly brought before an annual meeting of stockholders shall be transacted at such meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder of


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record  entitled to vote at such  meeting.  For business to be properly  brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the date of the Corporation's proxy statement released to stockholders in connection with the preceding year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after the anniversary date of the previous year's meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the one hundred twentieth (120th) day prior to such annual meeting and the tenth (10th) day following the date on which public announcement of the date of the meeting is first made. In no event shall any press release announcing an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Each notice given by such stockholder shall set forth: (A) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (B) the name and address of the stockholder who intends to propose such business; (C) a representation that the stockholder is a holder of record of shares of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to propose such business; (D)any material interest of the stockholder in such business; and (E) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner. The Chairman of the meeting may refuse to transact any business at any meeting presented without compliance with the foregoing procedure.

                                   ARTICLE TWO

                                    DIRECTORS

2.01. Powers. Except as may be otherwise provided in the Certificate of Incorporation, the business and affairs of the Corporation shall be managed by the Board of Directors, subject to limitations imposed by law, the Certificate of Incorporation, or these Bylaws as to action which requires authorization or approval by the stockholders.

2.02. Number of Directors. The number of directors of the Corporation shall be determined solely by the Board of Directors, by resolution.

2.03. Classification of Directors. The Board of Directors shall be divided into three (3) classes, Class I, Class II, and Class III, with the term of office of one class expiring each year. Each class shall be as nearly equal in number as possible. Initially each director in Class I shall hold office until the annual meeting of stockholders in 1999, each director in Class II shall hold office until the annual meeting of stockholders in 1997, and each director in Class III shall hold office until the annual meeting of stockholders in 1998. Directors elected to succeed those whose terms shall then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election and until the election and qualification of their respective successor in office, subject, however, to the prior death, resignation or removal of any such director. If the number of directors is changed, any increase or decrease in the number of directors shall be apportioned among the classes so as to maintain all classes as equal in number as possible. Notwithstanding anything herein to the contrary, no decrease in the number of directors shall have the effect of shortening the term of a then incumbent director.

2.04. Vacancies. Vacancies occurring in the Board of Directors and newly created directorships resulting from any increase in the authorized number of directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected


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to fill a vacancy shall be elected to serve until the next election of directors in the class for which such director was chosen and until his successor shall be elected and qualified.

2.05. Compensation. The amount, if any, which each director shall be entitled to receive as compensation for his services as such shall be fixed from time to time by resolution of the Board of Directors. If any director shall serve as a member of any committee of the Board of Directors or perform special services at the instance of the Board of Directors, such director may be paid such additional compensation as the Board of Directors may determine. Each director shall be entitled to reimbursement for traveling expenses incurred by him in attending any meeting of the Board of Directors or of a committee. Such compensation and reimbursement shall be payable even though there be an adjournment because of the absence of a quorum.

2.06. Designation of Committees. The Board of Directors may by resolution or resolutions passed by a majority of the whole Board of Directors designate one or more committees, each committee to consist of two or more of the directors of the Corporation, which to the extent provided in the resolution or resolutions shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, that no such committee shall have any power or authority in reference to those matters prohibited by Section 141(c) of the Delaware General Corporation Law. Such committee or committees shall have such name or names as may be determined from time to time by resolution or resolutions adopted by the Board of Directors. If provision be made for any such committee or committees, the members thereof shall be appointed by the Board of Directors and shall serve during the pleasure of the Board of Directors. A majority of the members of a committee shall constitute a quorum for the transaction of business. The Board of Directors may designate one or more directors of the Corporation as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee and who, in such event, shall be counted in determining the presence of a quorum. Vacancies in such committees shall be filled by the Board of Directors; provided, however, that in the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. The Board of Directors may at its pleasure discontinue any such committee or committees.

2.07. Director or Committee Member Relying Upon Certain Reports and Records Protected. A director or a member of a committee designated by the Board of Directors shall, in the performance of his duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, committees of the Board of Directors or by any other person as to matters the director or member reasonably believes are within such person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

2.08. Resignation of Directors. Any director of the Corporation may resign at any time by giving written notice to the President or the Secretary of the Corporation, or to the Board of Directors. Such resignation shall take effect at the time of receipt of such notice or at any later time specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

2.09 Notification of Stockholder Nominations.

(a) The provisions of this Section 2.09(a) shall apply with respect to the meetings of stockholders up to and including the annual meeting held in 2002 but shall not apply thereafter. Nominations for the election of directors may be made only (i) by or at the direction of the Board of Directors or (ii) at a meeting of stockholders called for the purpose of electing directors by any stockholder entitled to vote for the election of directors at such meeting. Any stockholder entitled to vote for the election of directors at an annual meeting or a special meeting called for the purpose of electing directors may nominate persons for election


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as directors at such meeting only if written notice of such stockholder's intent to make such nomination is delivered to, or mailed, postage prepaid, and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting and the 10th day following the issuance by the Corporation of a press release announcing the meeting date. In no event shall any press release announcing an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. For the purpose of the annual meeting of stockholders to be held in 1997, the first anniversary of the preceding year's annual meeting shall be the first anniversary of the 1996 annual meeting of shareholders of AlaTenn Resources, Inc. Each notice given by such stockholder shall set forth: (A) the name and address of the stockholder who intends to make
the  nomination   and  of  the  person  or  persons  to  be  nominated;   (B)  a
representation that the stockholder is a holder of record of shares of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (C) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (D) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the Board of Directors; and (E) the consent of each nominee to serve as a director of the Corporation if so elected. The Chairman of the meeting may refuse to acknowledge the nomination of any person made without compliance with the foregoing procedure.

(b) The provisions of this Section 2.09(b) shall apply with respect to the meetings of stockholders held after the 2002 annual meeting of stockholders. Nominations for the election of directors may be made only (i) by or at the direction of the Board of Directors or (ii) at a meeting of stockholders called for the purpose of electing directors by any stockholder of record entitled to vote for the election of directors at such meeting. Any stockholder entitled to vote for the election of directors at an annual meeting or a special meeting called for the purpose of electing directors may nominate persons for election as directors at such meeting only if written notice of such stockholder's intent to make such nomination is delivered to, or mailed, postage prepaid, and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the date of the Corporation's proxy statement released to stockholder in connection with the preceding year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after the anniversary date, or in the case of a special meeting called for the purpose of electing directors, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the one hundred twentieth (120th) day prior to such meeting and the tenth (10th) day following the date on which public announcement of the date of the meeting is first made. In no event shall any press release announcing an adjournment of a meeting commence a new time period for the giving of a stockholder's notice as described above. Each notice given by such stockholder shall set forth: (A) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (B) a representation that the stockholder is a holder of record of shares of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (C) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (D) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the Board of Directors; and (E) the consent of each nominee to serve as a director of the Corporation if so elected. The Chairman of the meeting may refuse to acknowledge the nomination of any person made without compliance with the foregoing procedure.

                                  ARTICLE THREE

                               DIRECTORS MEETINGS

3.01. Place of Meeting. All regular and special meetings of the Board of Directors shall be held as may be determined by the Board of Directors. In the absence of any such designation, such meetings shall be held at the principal office of the Corporation in the State of Alabama.

3.02. Regular Meetings. Regular meetings of the Board of Directors shall be held without call or notice immediately after the annual meeting of the stockholders, and at such other times as the Board of Directors may by resolution provide.

3.03. Special Meetings. Special meetings of the Board of Directors shall be held whenever called by or at the request of the Chairman of the Board of the President or any three or more directors.

3.04. Notice of Special Meetings. The Secretary of Assistant Secretary shall give notice to each director of the time and place of holding each special meeting by mailing the notice at least thirty-six (36) hours before the meeting or by causing the same to be transmitted by other means at least twenty-four
(24) hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at any special meeting subject to the provisions of this Article Three.

3.05. Notice of Adjourned Meetings. When a regular or special meeting of the Board of Directors is adjourned for thirty (30) days or more, notice of such adjourned regular or special meeting shall be given as in the case of a special meeting. When a regular or special meeting of the Board of Directors is adjourned for less than thirty (30) days, it is not necessary to give any notice of the time and place of the adjourned meeting other than by announcement at the regular or special meeting at which the adjournment is taken.

3.06. Waiver of Notice by Directors. Whenever any notice is required to be given to any director of the Corporation under any provision of law, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the directors, or members of a committee or directors, need be specified in any written waiver of notice unless otherwise so required by these Bylaws. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

3.07. Quorum. A majority of the total number of directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than a majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice. If a quorum is present when the meeting is convened, the directors present may continue to do business, taking action by a majority of a quorum as herein fixed, until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum or the refusal of any director to vote.

3.08. Majority Action. The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless otherwise provided by the Certificate of Incorporation or these Bylaws.

3.09. Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors, or any committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all of the directors, or all of the members of the committee, and the written consent is filed with the minutes of the Board of Directors or the committee, as the case may be. Such consent shall have the same effect as a unanimous vote.

3.10. Adjournment. In the absence of a quorum, any meeting of the Board of Directors may be adjourned from time to time by a majority of the directors present. At any adjourned meeting of the Board of Directors at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally noticed.

3.11. Conduct of Meetings. At every meeting of the Board of Directors, the Chairman of the Board, or in his absence, the President, or in his absence, the Vice President designated by him, or in the absence of such designation, a Chairman chosen by a majority of the directors present, shall preside. The Secretary of the Corporation shall act as Secretary of the Board of Directors. In case the Secretary shall be absent from any meeting, the Chairman may appoint any person to act as Secretary of the meeting.

3.12. Participation in Meetings by Conference Telephone. Members of the Board of Directors or any committee designated thereby may participate in a meeting of such Board of Directors or committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at such meeting.

                                  ARTICLE FOUR

                                    OFFICERS

4.01. Officers. The officers of the Corporation shall be a President, one (1) or more Vice Presidents, a Chief Financial Officer, a Secretary and a Treasurer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one (1) or more Assistant Secretaries, one (1) or more Assistant Treasurers, and such other officers and assistant officers as may be appointed in accordance with the provisions of Section 4.03 below. Any number of offices may be held by the same person. In its discretion, the Board of Directors may leave unfilled for any period it may fix any office. None of the officers except the Chairman of the Board need be directors of the Corporation.

4.02. Election of Officers. The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 4.03, shall be elected annually by the Board of Directors at the regular meeting of the Board of Directors held immediately after the adjournment of the annual meeting of the stockholders. If the Board of Directors shall fail to fill any office at such meeting, such office shall be filled at the first adjourned or special meeting of the Board of Directors held thereafter. Failure to elect officers at any time designated for their election shall not work a dissolution of the Corporation. Each officer shall hold office until his successor is duly elected and qualified, or until his earlier death, resignation or removal.

4.03. Subordinate Officers, Agents and Employees. In addition to the officers described in Section 4.01 above, the Board of Directors may appoint such other officers or agents as may be deemed advisable, each of whom shall hold office for such period, have such authority, and perform such duties in the management of the property and affairs of the Corporation as may be provided in these Bylaws or as may be determined by resolution of the Board of Directors not inconsistent herewith. The Board of Directors may delegate to any officer or committee the power to appoint and to remove any such subordinate officers, committees, or agents, to specify their duties and determine their compensation.

4.04. Delegation of Duties of Officers. The Board of Directors may delegate the duties and powers of any officer of the Corporation to any other officer or to any director for a specified period of time for any reason that the Board of Directors may deem sufficient.

4.05. Removal of Officers or Agents. The Board of Directors may with or without cause remove any officer at any time or relieve any officer of any or all of his powers and duties and delegate such powers and duties to any other officer or to any director or directors; and the Board of Directors may terminate or suspend payment of salaries of officers so removed or so relieved. Election or appointment of an officer or agent shall not of itself create any contract right in favor of such officer or agent.

4.06. Resignations of Officers or Agents. Any officer or agent may resign at any time by giving written notice of resignation to the Board of Directors, to the Chairman of the Board, to the President or to the Secretary of the Corporation. Any such resignation shall take effect upon receipt of such notice or at any later time specified therein. Unless otherwise specified in the notice, the acceptance of a resignation shall not be necessary to make the resignation effective.

4.07. Vacancies. A vacancy in any office, the holder of which is elected or appointed by the Board of Directors, because of death, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term of such office. A vacancy in any other office for any reason shall be filled by the Board of Directors, or any committee, or officer to whom authority in the premises may have been delegated by these Bylaws or by resolution of the Board of Directors.

                                  ARTICLE FIVE

                               DUTIES OF OFFICERS

5.01. Chairman of the Board. The Chairman of the Board, if there be one, shall preside at all meetings of the stockholders and of the Board of Directors, of which he must be a member, at which he is present. The Chairman of the Board shall have such other powers and perform such other duties as may be assigned to him from time to time by these Bylaws or by the Board of Directors.

5.02.   President  and  Vice  Presidents.   The  President  shall  have  general
supervision,   direction  and  control  of  the  business  and  affairs  of  the
Corporation, subject to the control of the Board of Directors and, unless otherwise determined by resolution of the Board of Directors, shall be the chief executive officer of the Corporation. The President shall have the general powers and duties of management usually vested in the office of President of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws. In the absence or disability of the President or if the office of President be vacant, the Chairman of the Board or, upon designation by the Board of Directors, a Vice President, shall perform the duties and exercise the powers of the President, subject to the right of the Board of Directors at any time to extend or confine such powers and duties or to assign them to others. Each Vice President shall have such powers and perform such other duties as may be assigned to him from time to time by the Board of Directors or the President and shall generally assist the President in such manner as the President shall direct.

5.03. Chief Financial Officer. The Chief Financial Officer (who may have such additional titles as shall from time to time be assigned to him by these Bylaws or by the Board of Directors) shall be the principal financial officer of the Corporation and shall have such powers and perform such duties as shall from time to time be assigned to him by these Bylaws, the Board of Directors or the President.

5.04. Secretary. The Secretary shall have all powers and duties usually incident to the office of the Secretary of a corporation, except as specifically limited by a resolution of the Board of Directors, and shall have such other powers and perform such other duties as may be assigned to him from time to time by the

Board of Directors or the President. Within this authority and in the course of his duties, the Secretary shall:

(a) Minutes of Meetings. Keep at the place where the Bylaws or a copy thereof are kept a record of the proceedings of meetings of the Corporation's Board of Directors, committees of the Board of Directors, and stockholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at meetings of the Board of Directors, the number of shares or members present or represented at stockholders meetings, and the proceedings thereof.

(b) Sign or Attest Documents and Affix Seal. Sign, certify, or attest such documents as may be required by law or the business of the Corporation, and keep the corporate seal, if any, and affix it to such instruments as may be necessary or proper.

(c) Notices. See that all notices are duly given in accordance with the provisions of these Bylaws or as required by law. In case of the absence or disability of the Secretary, or his refusal or neglect to act, notice may be given and served by an Assistant Secretary or by the President or Vice Presidents, if any, or by the Board of Directors.

(d) Custodian of Records and Seal. Be custodian of the records and of the seal of the Corporation, and see that it is engraved, lithographed, printed, stamped, impressed on, or affixed to, all certificates for shares prior to their issuance and to all documents, the execution of which, on behalf of the Corporation under its seal, is duly authorized in accordance with the provisions of these Bylaws.

(e) Secretary of Meetings. Act as Secretary of meetings of the stockholders and Board of Directors except as otherwise provided in these Bylaws.

(f) Absence of Secretary. In case of the absence or disability of the Secretary or his refusal or neglect to act, the Assistant Secretary, or if there be none, the Treasurer, acting as Assistant Secretary, may perform all of the functions of the Secretary. In the absence or inability to act, or refusal or neglect to act of the Secretary, the Assistant Secretary, and Treasurer, any person thereunto authorized by the President or Vice Presidents, if any, or by the Board of Directors, may perform the functions of the Secretary.

5.05. Assistant Secretary. At the request of the Secretary, or in his absence or disability, the Assistant Secretary, designated as set forth in Section 5.04(f) of these Bylaws, shall perform all the duties of the Secretary, and, when so acting, he shall have all the powers of, and be subject to all the restrictions on, the Secretary. The Assistant Secretary shall perform such other duties as from time to time may be assigned to him by the Board of Directors or the Secretary.

5.06. Treasurer. The Treasurer shall have all the powers and duties usually incident to the office of Treasurer, except as specifically limited by a resolution of the Board of Directors, and shall have such other powers and perform such other duties as may be assigned to him from time to time by the Board of Directors or the President. Within this authority and in the course of his duties, the Treasurer shall:

(a) Funds: Custody and Deposit. Have charge and custody of, and be responsible for, all funds and securities of the Corporation, and deposit all such funds in the name of the Corporation in such banks, trust companies, or other depositories as shall be selected by the Board of Directors.

(b) Funds: Receipt and Disbursement. Receive, and give receipt for, moneys due and payable to the Corporation from any source whatever, and disburse, or cause to be disbursed, the funds of the Corporation as may be directed by the Board of Directors, taking proper vouchers for such disbursements.

(c) Maintain Accounts. Keep and maintain adequate and correct accounts of the Corporation's properties and business transactions including account of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus, and shares.

(d) Reports. The Treasurer shall make such reports and statements of his transactions as Treasurer as may be required of him by the President, the Board of Directors or by applicable law.

(e) Absence of Treasurer. In case of the absence or disability of the Treasurer or his refusal or neglect to act, the Assistant Treasurer, or if there be none, the Secretary acting as Assistant Treasurer may perform all of the functions of the Treasurer. In the absence or inability to act, or refusal or neglect to act, of both the Assistant Treasurer and the Secretary, any person thereunto authorized by the President or Vice Presidents, if any, or by the Board of Directors may perform the functions of the Treasurer.

5.07. Assistant Treasurer. At the request of the Treasurer, or in his absence or disability, the Assistant Treasurer designated as set forth in Section 5.06(e) of these Bylaws shall perform all the duties of the Treasurer, and when so acting, shall have all the powers of, and be subject to all restrictions on, the Treasurer. The Assistant Treasurer shall perform such other duties as from time to time may be assigned to him by the Board of Directors or the Treasurer.

5.08. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors, and no officer shall be prevented from receiving such salary by reason of fact that he is also a director of the Corporation.

5.09. Giving of Bond by Officers. Any officer of the Corporation, if required to do so by the Board of Directors, shall furnish a bond to the Corporation for the faithful performance of his duties, in such penalties and with such conditions and security or surety or sureties as the Board of Directors shall require.

                                   ARTICLE SIX

                     INDEMNIFICATION OF DIRECTORS, OFFICERS,
                    EMPLOYEES OR AGENTS; LIABILITY INSURANCE

6.01. Action Against Party Because of Corporate Position .

(a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

(b) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the

Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

(c) To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) of this Article Six, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

(d) Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (a) and (b) of this Article Six. Such determination shall be made (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (3) by the stockholders.

(e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this section. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

6.02. Indemnification Not Exclusive. The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

6.03. Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under this section.

6.04. Certain Terms Used in this Article Six.

(a) For purposes of this Article Six, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(b) For purposes of this Article Six, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this section.

6.05. Continuation of Indemnification. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article Six shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                  ARTICLE SEVEN

                  EXECUTION OF INSTRUMENTS AND DEPOSIT OF FUNDS

7.01. Contracts and Other Documents. Contracts and other instruments or documents may be signed in the name of the Corporation by the Chairman of the Board, the President or by any other officer authorized to sign such contract, instrument, or document by the Board of Directors, and such authority may be general or confined to specific instances.

7.02. Interested Directors; Quorum. No contract or transaction between the Corporation and one (1) or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one (1) or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (i) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

7.03. Dividends. Subject to the laws of the State of Delaware, the Board of Directors may, from time to time, declare and the Corporation may pay dividends on its outstanding shares in cash, property, or its own shares, except when the Corporation is insolvent or when the declaration or payment thereof would be contrary to any restrictions contained in the Certificate of Incorporation.

7.04. Bank Accounts and Deposits. All funds of the Corporation shall be deposited from time to time to the credit of the Corporation with such banks, bankers, trust companies, or other depositories as the Board of Directors may select or as may be selected by any officer or officers, agent or agents of the Corporation to whom such power may be delegated from time to time by the Board of Directors.


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7.05.  Signing of Checks  and  Drafts.  Except as  otherwise  provided  in these
Bylaws, all checks, drafts, or other order for payment of money, notes, or other evidences of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as shall be determined from time to time by resolution of the Board of Directors.

7.06. Loans. No loans and no renewals of any loans shall be contracted on behalf of the Corporation except as authorized by the Board of Directors. When authorized so to do by the Board of Directors, any officer or agent of the Corporation may effect loans and advances for the Corporation from any bank, trust company or other institution or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes, bonds or other evidences of indebtedness of the Corporation. When authorized so to do by the Board of Directors, any officer or agent of the Corporation may pledge, hypothecate or transfer, as security for the payment of any and all loans, advances, indebtedness and liabilities of the Corporation, any and all stocks, securities and other personal property at any time held by the Corporation, and to that end may endorse, assign and deliver the same. Such authority may be general or confined to specific instances.

                                  ARTICLE EIGHT

                         ISSUANCE AND TRANSFER OF SHARES

8.01. Issuance of Certificates. Each stockholder of the Corporation shall be entitled to a certificate or certificates, in such form as shall be approved by the Board of Directors and required by law, certifying the number of shares of the Corporation owned by such stockholder.

8.02. Signatures on Stock Certificates. The shares of the Corporation shall be represented by certificates signed by the Chairman of the Board, President, an Executive Vice President, or a Vice President and the Secretary, an Assistant Secretary or the Treasurer or an Assistant Treasurer and may be sealed with the seal of the Corporation or a facsimile thereof. The signature of any of these officers upon a certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issue.

8.03. Stock Transfer Books. A record of all certificates for shares issued by the Corporation shall be kept by the Secretary or by any transfer agent or registrar appointed pursuant to Section 8.04 below at the principal office of the Corporation or at the office of such transfer agent or registrar. Such record shall show the name and address of the person, firm or corporation in which certificates for shares are registered, the number and classes of shares represented by each such certificate, the date of each such certificate, and in case of certificates which have been canceled, the dates of cancellation thereof.

8.04. Transfer Agents and Registrars. The Board of Directors may appoint one (1) or more transfer agents, registrars of other agents for the purpose of registering transfer of shares of the Corporation, issuing new certificates of shares of the Corporation and canceling certificates surrendered to the Corporation. Such agents and registrars shall be appointed at such times and places as the requirements of the Corporation may necessitate and the Board of Directors may designate. Any such transfer agent, registrar or other agent shall be under a duty to the Corporation to exercise good faith and due diligence in performing his functions. Such transfer agent, registrar or other agent shall have, with regard to the particular functions he performs, the same obligation to the holder or owner of shares of the Corporation and shall have the same rights and privileges as the Corporation has in regard to those functions. Notice to a transfer such agent, registrar or other such agent is notice to the Corporation with respect to the functions performed by the agent.


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8.05.   Replacement  of  Lost,  Destroyed  and  Stolen  Certificates.   Where  a
certificate for shares of the Corporation has been lost, destroyed or stolen, the Corporation shall issue a new certificate in place of the original certificate if the owner: (i) files with the Corporation a sufficient indemnity bond; and (ii) satisfies any other reasonable requirements imposed by the Board of Directors of the Corporation.

8.06 Transfer of Shares. Shares of the capital stock of the Corporation shall be transferred on the books of the Corporation by the holder thereof in person or by his attorney duly authorized in writing, upon surrender and cancellation of certificates for the number of shares to be transferred, except as provided in the preceding section. Books for the transfer of shares of the capital stock shall be kept by the Corporation or by one or more transfer agents appointed by it.

8.07. Regulations. The Board of Directors shall have power and authority to make such rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates for shares of the capital stock of the Corporation.

                                  ARTICLE NINE

                      CORPORATE RECORDS, REPORTS, AND SEAL

9.01. Minutes of Corporate Meetings. The Corporation shall keep at its principal place of business a book of minutes of all proceedings of its stockholders and Board of Directors, with the time and place of holding of all meetings, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors meetings, the number of shares or members present or represented at stockholders meetings, and the proceedings thereof.

9.02. Inspection of Records and Properties by Directors. Every director shall have the absolute right at any reasonable time to inspect all books, records, documents of every kind, and the physical properties of the Corporation, and also of its subsidiary corporations. Such inspection by a director may be made in person or by agent or attorney, and the right of inspection includes the right to make extracts.

9.03. Fiscal Year. The fiscal year of the Corporation shall begin on the first day of January, and terminate on the last day of December of each year; except that the initial fiscal year of the Corporation shall begin on the date the Certificate of Incorporation was filed and shall terminate on the last day of December, 1996.

9.04. Corporate Seal. The seal of the Corporation shall be circular in form and shall have engraved upon it the words, "Atrion Corporation." The seal shall be used by causing it to be affixed or impressed or a facsimile thereof may be reproduced or otherwise used in such manner as the Board of Directors shall determine.

                                   ARTICLE TEN

                    ADOPTION, AMENDMENT, AND REPEAL OF BYLAWS

10.01. Power of Directors to Amend. The Board of Directors shall have the power to alter, amend or repeal the Bylaws of the Corporation or adopt new Bylaws for the Corporation, provided, however, that the Board of Directors may not alter, amend, or repeal any provision of the Bylaws which was adopted by the stockholders pursuant to the Certificate of Incorporation and specifically provides that it cannot be altered, amended or repealed by the Board of Directors.


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


10.02. Power of Stockholders to Amend. The stockholders shall have the power to alter, amend or repeal the Bylaws of the Corporation or adopt new Bylaws of the Corporation only as provided in the Certificate of Incorporation of the Corporation.


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